UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2016

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (413) 568-1911

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 26, 2016, Western New England Bancorp, Inc. filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of Chicopee Bancorp, Inc. (“Chicopee”) on October 21, 2016.

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Chicopee described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Chicopee as of December 31, 2015 and 2014, the audited consolidated statements of income, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2015, the notes related thereto and the Report of Independent Registered Public Accounting Firm, dated March 11, 2016, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited consolidated balance sheet of Chicopee as of June 30, 2016, the unaudited consolidated statements of income and unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2016 and 2015, the unaudited consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2016 and 2015, the unaudited consolidated statements of cash flows for the six months ended June 30, 2016 and 2015, and the notes related thereto, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma combined financial information as of and for the six-month period ended June 30, 2016 and for the year ended December 31, 2015 is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Berry Dunn McNeil & Parker, LLC
99.1*	Report of Independent Registered Public Accounting Firm, dated March 11, 2016, audited consolidated balance sheets of Chicopee as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2015, and the notes related thereto
99.2**	Unaudited consolidated statement of financial condition of Chicopee as of June 30, 2016, the unaudited consolidated statements of income and unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2016 and 2015, the unaudited consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2016 and 2015, the unaudited consolidated statements of cash flows for the six months ended June 30, 2016 and 2015, and the notes related thereto
99.3	Unaudited pro forma combined financial information as of and for the six-month period ended June 30, 2016 and for the year ended December 31, 2015

_____________________________________

* Incorporated by reference to the Form 10-K (File No. 001-51996) filed by Chicopee on March 11, 2016

** Incorporated by reference to the Form 10-Q (File No. 001-51996) filed by Chicopee on August 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

Date: January 5, 2017	By:	/s/ James C. Hagan
James C. Hagan
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Berry Dunn McNeil & Parker, LLC
99.1*	Report of Independent Registered Public Accounting Firm, dated March 11, 2016, audited consolidated balance sheets of Chicopee as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2015, and the notes related thereto
99.2**	Unaudited consolidated statement of financial condition of Chicopee as of June 30, 2016, the unaudited consolidated statements of income and unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2016 and 2015, the unaudited consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2016 and 2015, the unaudited consolidated statements of cash flows for the six months ended June 30, 2016 and 2015, and the notes related thereto
99.3	Unaudited pro forma combined financial information as of and for the six-month period ended June 30, 2016 and for the year ended December 31, 2015

_____________________________________

* Incorporated by reference to the Form 10-K (File No. 001-51996) filed by Chicopee on March 11, 2016

** Incorporated by reference to the Form 10-Q (File No. 001-51996) filed by Chicopee on August 8, 2016